UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2025

BLACKBOXSTOCKS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41051	45-3598066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1485, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 726-9203

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BLBX	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Third Amendment to Merger Agreement

As previously reported in the Current Report on Form 8-K dated March 10, 2025, Blackboxstocks Inc., a Nevada corporation (“Blackboxstocks”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with RABLBX Merger Sub inc., a Nevada corporation and wholly-owned subsidiary of Blackboxstocks (“Merger Sub”) and REalloys Inc., a Nevada corporation (“REalloys”), pursuant to which REalloys will merge with and into Merger Sub, Merger Sub will cease to exists and REalloys will become a wholly-owned subsidiary of Blackboxstocks (the “Merger”).

As previously reported in the Current Report on Form 8-K dated July 1, 2025, Blackboxstocks, Merger Sub and REalloys entered into a First Amendment to Agreement and Plan of Merger (the “First Amendment”) in order to reflect Blackboxstocks’ intent to conduct an at-the-market offering of its common stock, pursuant to which up to 250,000 shares of Blackboxstocks common stock may be sold and issued without affecting the calculation of Company Merger Shares (as defined in the Merger Agreement) to be issued in the Merger.

Additionally, as previously reported in the Current Report on Form 8-K dated August 22, 2025, Blackboxstocks, Merger Sub and REalloys entered into a Second Amendment to Agreement and Plan of Merger (the “Second Amendment”) in order to delete and restate in its entirety the definition of “Permitted Transfer” in the CVR Agreement, which is attached as Exhibit E to the Merger Agreement.

On December 10, 2025, Blackboxstocks, Merger Sub and REalloys entered into a Third Amendment to Agreement and Plan of Merger (the “Third Amendment”) in order to delete and restate in its entirety the Option Agreement, which is attached as Exhibit D to the Merger Agreement (the “Option Agreement”), to, among other things:

●	Revise the definition of “Shares” to reflect the shares of the Company’s Series A Convertible Preferred Stock held by the Stockholder as of the Option Right Closing Date (as such terms are defined in the Option Agreement);

●	Further clarify the Shares applicable under the Option Rights and Option Consideration (as such terms are defined in the Option Agreement); and

●	Provide for an additional restrictive covenant, pursuant to which the Stockholder may not Transfer any of the Shares without express written consent of the Company (as such terms are defined in the Option Agreement).

The foregoing description of the Third Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Third Amendment, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibits are filed with this Current Report on Form 8-K.

Exhibit	Description
2.1	Third Amendment to Agreement and Plan of Merger, dated December 10, 2025, by and among Blackboxstocks Inc., RABLBX Merger Sub, Inc., and REalloys Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2025	Blackboxstocks Inc.

	By:	/s/ Gust Kepler
Gust Kepler
President and Chief Executive Officer

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